================================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-3430
                                                      --------

                        Oppenheimer U.S. Government Trust
                        ---------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Arthur S. Gabinet
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                       Date of fiscal year end: August 31
                                                ---------

                       Date of reporting period: 5/31/2012
                                                 ---------

================================================================================

ITEM 1. SCHEDULE OF INVESTMENTS.

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
ASSET-BACKED SECURITIES--1.2%
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series
 2011-2A, Cl. A, 2.37%, 11/20/14(1)                                            $  3,170,000  $   3,223,424
Citibank Omni Master Trust, Credit Card Receivables, Series 2009-A17, Cl.
 A17, 4.90%, 11/15/18(1)                                                          2,595,000      2,837,865
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1,
 Cl. A, 3.91%, 3/15/16                                                            1,930,000      1,976,234
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl.
 C, 3.05%, 8/15/15(1)                                                             2,750,000      2,756,035
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables
 Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17(2)                                    678,021        676,434
Structured Asset Securities Corp., Interest-Only Stripped Pass-Through
 Certificates, Series 2002-AL1, Cl. AIO, 19.867%, 2/25/32(3)                      8,102,483        676,390
                                                                                             -------------
Total Asset-Backed Securities (Cost $12,132,420)                                                12,146,382
MORTGAGE-BACKED OBLIGATIONS--77.0%
GOVERNMENT AGENCY--68.2%
FHLMC/FNMA/FHLB/SPONSORED--64.9%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                                                        98,351        104,557
4.50%, 6/1/42(4)                                                                 18,250,000     19,493,281
5%, 7/15/33-6/15/34                                                               2,620,890      2,855,131
5.50%, 9/1/39                                                                     6,327,205      6,897,971
6%, 1/1/22-7/15/24                                                                2,413,361      2,667,508
6.50%, 4/15/18-4/1/34                                                             1,666,828      1,821,601
7%, 8/15/16-3/1/35                                                                4,409,398      5,265,156
7.50%, 9/15/12-2/15/32                                                            2,460,655      3,017,535
8%, 4/1/16                                                                          309,856        335,056
9%, 8/1/22-5/1/25                                                                   102,211        118,648
11.50%, 6/15/20-12/3/20                                                              53,535         55,751
12.50%, 7/15/19                                                                       8,461          9,120
13%, 8/15/15                                                                         11,273         12,144
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit
 Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9%, 5/15/21                                                       36,506         42,075
Series 1644, Cl. S, 2.613%, 12/15/23(5)                                           4,731,066      5,014,994
Series 2006-11, Cl. PS, 23.691%, 3/25/36(5)                                         747,042      1,124,715
Series 2043, Cl. ZP, 6.50%, 4/15/28                                               2,636,916      3,043,734
Series 2116, Cl. ZA, 6%, 1/15/29                                                  1,700,770      1,912,517
Series 2148, Cl. ZA, 6%, 4/15/29                                                  2,743,828      3,081,219
Series 2220, Cl. PD, 8%, 3/15/30                                                    157,718        187,424
Series 2326, Cl. ZP, 6.50%, 6/15/31                                                 307,066        354,412
Series 2344, Cl. FP, 1.189%, 8/15/31(5)                                             455,917        466,068
Series 2368, Cl. PR, 6.50%, 10/15/31                                              1,288,527      1,487,526
Series 2427, Cl. ZM, 6.50%, 3/15/32                                               1,130,758      1,307,856
Series 2451, Cl. FD, 1.239%, 3/15/32(5)                                             311,277        318,741
Series 2461, Cl. PZ, 6.50%, 6/15/32                                                 736,920        851,242
Series 2464, Cl. FI, 1.239%, 2/15/32(5)                                             320,710        326,916
Series 2465, Cl. PG, 6.50%, 6/15/32                                               1,022,253      1,180,765
Series 2470, Cl. LF, 1.239%, 2/15/32(5)                                             321,654        327,877

                     1 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Series 2471, Cl. FD, 1.239%, 3/15/32(5)                                        $    483,909  $     493,573
Series 2500, Cl. FD, 0.739%, 3/15/32(5)                                             512,336        517,101
Series 2517, Cl. GF, 1.239%, 2/15/32(5)                                             254,912        259,844
Series 2526, Cl. FE, 0.639%, 6/15/29(5)                                             641,019        644,562
Series 2530, Cl. FD, 0.739%, 2/15/32(5)                                             661,844        667,082
Series 2538, Cl. F, 0.839%, 12/15/32(5)                                             724,019        730,246
Series 2551, Cl. FD, 0.639%, 1/15/33(5)                                             431,951        434,510
Series 2551, Cl. LF, 0.739%, 1/15/33(5)                                              37,730         37,997
Series 2668, Cl. AZ, 4%, 9/1/18                                                     641,390        677,803
Series 3015, Cl. GM, 5%, 8/1/35                                                   8,440,000      9,673,633
Series 3094, Cl. HS, 23.508%, 6/15/34(5)                                            449,606        622,710
Series 3134, Cl. FA, 0.539%, 3/15/36(5)                                           9,008,197      9,022,456
Series 3465, Cl. HA, 4%, 7/1/17                                                     410,975        427,262
Series 3617, Cl. DC, 4%, 7/1/27                                                   4,544,833      4,709,924
Series 3676, Cl. DA, 4%, 4/1/22                                                   1,432,441      1,453,538
Series 3822, Cl. JA, 5%, 6/1/40                                                   3,463,218      3,695,651
Series 3848, Cl. WL, 4%, 4/1/40                                                   2,602,374      2,758,802
Series 3917, Cl. BA, 4%, 6/1/38                                                   4,292,764      4,533,211
Series R013, Cl. AB, 6%, 12/1/21                                                    211,965        213,011
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed
 Security:
Series 192, Cl. IO, 12.498%, 2/1/28(3)                                              170,991         28,991
Series 205, Cl. IO, 14.122%, 9/1/29(3)                                            1,154,599        202,278
Series 206, Cl. IO, 0%, 12/1/29(3,6)                                                323,147         70,253
Series 2074, Cl. S, 58.85%, 7/17/28(3)                                              252,925         53,145
Series 2079, Cl. S, 68.484%, 7/17/28(3)                                             430,206         94,359
Series 2122, Cl. S, 41.021%, 2/15/29(3)                                           1,459,175        290,189
Series 2304, Cl. SK, 49.029%, 6/15/29(3)                                          1,461,703        282,743
Series 243, Cl. 6, 3.153%, 12/15/32(3)                                              516,201        105,335
Series 2493, Cl. S, 61.538%, 9/15/29(3)                                             341,621         73,700
Series 2526, Cl. SE, 43.146%, 6/15/29(3)                                            568,523        115,640
Series 2531, Cl. ST, 99.999%, 2/15/30(3)                                             17,979            260
Series 2795, Cl. SH, 17.931%, 3/15/24(3)                                          4,021,872        685,244
Series 2802, Cl. AS, 83.199%, 4/15/33(3)                                            372,074         22,775
Series 2819, Cl. S, 57.049%, 6/15/34(3)                                           5,339,317      1,007,907
Series 2920, Cl. S, 66.266%, 1/15/35(3)                                           3,126,668        571,926
Series 3004, Cl. SB, 99.999%, 7/15/35(3)                                          4,696,537        839,330
Series 3110, Cl. SL, 99.999%, 2/15/26(3)                                            410,369         59,523
Series 3450, Cl. BI, 11.557%, 5/15/38(3)                                          5,350,664        759,487
Series 3659, Cl. IE, 5%, 3/1/19(3)                                                6,011,613        568,735
Series 3662, Cl. SM, 24.71%, 10/15/32(3)                                          3,884,974        503,211
Series 3685, Cl. EI, 12.246%, 3/1/19(3)                                           5,337,308        434,875
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%,
 1/15/22                                                                          9,310,870      9,477,731

                     2 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237,
 Cl. F16, 0.739%, 5/15/36(5)                                                   $  4,857,172  $   4,877,648
Federal National Mortgage Assn.:
2.50%, 7/1/27(4)                                                                  7,350,000      7,565,906
2.729%, 10/1/36(5)                                                               11,868,209     12,677,693
3.50%, 7/1/42(4)                                                                  9,645,000     10,104,645
4%, 9/1/18-10/1/18                                                                8,571,635      9,172,150
4.50%, 5/25/18-12/1/20                                                           14,381,432     15,457,684
4.50%, 6/1/42(4)                                                                 42,040,000     45,107,604
5%, 12/1/17-6/25/22                                                              18,413,700     19,945,464
5%, 6/1/42(4)                                                                    47,587,000     51,550,117
5.50%, 1/1/36                                                                     1,298,784      1,424,293
5.50%, 6/1/12-6/1/42(4)                                                          29,019,000     31,628,051
6%, 6/25/30-3/1/37                                                               19,636,484     21,858,973
6%, 6/1/42(4)                                                                     1,000,000      1,100,938
6.50%, 6/25/17-1/1/34                                                            13,029,873     14,867,112
7%, 11/1/17-11/25/35                                                              9,459,378     11,243,359
7.50%, 2/25/27-8/25/33                                                            6,940,080      8,455,162
8%, 12/25/22                                                                         20,413         24,350
8.50%, 7/1/32                                                                        36,047         44,941
11%, 7/25/16                                                                         14,256         16,101
11.50%, 11/25/15                                                                     13,907         14,280
Federal National Mortgage Assn., 15 yr.:
3%, 6/1/27(4)                                                                    64,770,000     67,806,094
3.50%, 6/1/27(4)                                                                 39,595,000     41,791,283
4%, 6/1/27(4)                                                                     1,385,000      1,471,346
Federal National Mortgage Assn., 30 yr.:
3.50%, 6/1/42(4)                                                                 17,045,000     17,894,586
4%, 6/1/42(4)                                                                    44,275,000     47,145,955
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
 Multiclass Pass-Through Certificates:
Trust 1992-161, Cl. H, 7.50%, 9/25/22                                             2,973,444      3,580,044
Trust 1992-34, Cl. G, 8%, 3/25/22                                                     6,185          6,222
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                                                872,059        996,516
Trust 1999-54, Cl. LH, 6.50%, 11/25/29                                              680,498        780,235
Trust 2001-51, Cl. OD, 6.50%, 10/25/31                                            2,828,383      3,279,617
Trust 2001-69, Cl. PF, 1.239%, 12/25/31(5)                                          712,323        726,834
Trust 2002-29, Cl. F, 1.239%, 4/25/32(5)                                            346,339        353,434
Trust 2002-52, Cl. FD, 0.739%, 9/25/32(5)                                           424,960        428,951
Trust 2002-59, Cl. F, 0.639%, 9/25/32(5)                                          1,198,726      1,205,038
Trust 2002-60, Cl. FH, 1.239%, 8/25/32(5)                                           639,604        652,125
Trust 2002-64, Cl. FJ, 1.239%, 4/25/32(5)                                           106,611        108,796
Trust 2002-68, Cl. FH, 0.74%, 10/18/32(5)                                           210,098        211,949
Trust 2003-111, Cl. HF, 0.639%, 5/25/30(5)                                          788,169        788,725
Trust 2003-112, Cl. AN, 4%, 11/1/18                                               1,423,034      1,503,883
Trust 2003-116, Cl. FA, 0.639%, 11/25/33(5)                                         299,780        301,549
Trust 2003-130, Cl. CS, 13.623%, 12/25/33(5)                                        434,936        525,433

                      3 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2003-26, Cl. XF, 0.689%, 3/25/23(5)                                      $  2,033,123  $   2,043,912
Trust 2003-28, Cl. KG, 5.50%, 4/25/23                                             3,165,000      3,532,244
Trust 2003-89, Cl. XF, 0.639%, 11/25/32(5)                                          201,462        201,584
Trust 2004-72, Cl. FB, 0.739%, 9/25/34(5)                                         2,073,820      2,083,549
Trust 2004-9, Cl. AB, 4%, 7/1/17                                                    315,372        316,150
Trust 2004-W9, Cl. 2A2, 7%, 2/25/44                                               2,172,282      2,521,240
Trust 2005-104, Cl. MC, 5.50%, 12/25/25                                           4,700,000      5,228,031
Trust 2005-25, Cl. PS, 27.11%, 4/25/35(5)                                         2,455,590      4,386,276
Trust 2005-31, Cl. PB, 5.50%, 4/25/35                                             2,280,000      2,863,665
Trust 2005-69, Cl. LE, 5.50%, 11/1/33                                             3,377,475      3,505,946
Trust 2006-46, Cl. SW, 23.324%, 6/25/36(5)                                          473,910        676,010
Trust 2006-50, Cl. KS, 23.325%, 6/25/36(5)                                        1,013,157      1,514,644
Trust 2006-50, Cl. SK, 23.325%, 6/25/36(5)                                        1,680,824      2,587,448
Trust 2007-42, Cl. A, 6%, 2/1/33                                                  2,148,519      2,243,679
Trust 2007-9, Cl. LE, 5.50%, 3/25/37                                              2,000,000      2,481,332
Trust 2008-14, Cl. BA, 4.25%, 3/1/23                                                625,740        665,970
Trust 2009-114, Cl. AC, 2.50%, 12/1/23                                            3,114,818      3,219,459
Trust 2009-36, Cl. FA, 1.179%, 6/25/37(5)                                         3,385,200      3,437,691
Trust 2011-122, Cl. EA, 3%, 11/1/29                                               4,143,771      4,262,195
Trust 2011-122, Cl. EC, 1.50%, 1/1/20                                             7,991,194      8,109,484
Trust 2011-15, Cl. DA, 4%, 3/1/41                                                 2,951,376      3,157,576
Trust 2011-3, Cl. KA, 5%, 4/1/40                                                  2,523,994      2,751,806
Trust 2011-88, Cl. AB, 2.50%, 9/1/26                                              2,461,525      2,550,729
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-61, Cl. SH, 35.723%, 11/18/31(3)                                       1,288,771        233,506
Trust 2001-63, Cl. SD, 34.07%, 12/18/31(3)                                          476,870         83,072
Trust 2001-68, Cl. SC, 24.59%, 11/25/31(3)                                          310,253         54,132
Trust 2001-81, Cl. S, 29.998%, 1/25/32(3)                                           314,768         62,651
Trust 2002-28, Cl. SA, 39.603%, 4/25/32(3)                                          290,144         53,174
Trust 2002-38, Cl. SO, 53.705%, 4/25/32(3)                                          448,916         87,461
Trust 2002-39, Cl. SD, 43.235%, 3/18/32(3)                                          474,461         99,216
Trust 2002-41, Cl. S, 72.466%, 7/25/32(3)                                         1,628,289        330,786
Trust 2002-48, Cl. S, 34.382%, 7/25/32(3)                                           460,285         85,265
Trust 2002-52, Cl. SD, 41.351%, 9/25/32(3)                                          424,960         89,478
Trust 2002-52, Cl. SL, 37.519%, 9/25/32(3)                                          296,969         55,988
Trust 2002-53, Cl. SK, 41.782%, 4/25/32(3)                                          295,954         63,280
Trust 2002-56, Cl. SN, 36.405%, 7/25/32(3)                                          628,945        116,599
Trust 2002-77, Cl. IS, 48.556%, 12/18/32(3)                                         764,820        162,249
Trust 2002-77, Cl. JS, 29.973%, 12/18/32(3)                                       2,074,851        340,753
Trust 2002-77, Cl. SA, 26.439%, 12/18/32(3)                                       1,525,024        249,295
Trust 2002-77, Cl. SH, 43.289%, 12/18/32(3)                                         441,938         89,715
Trust 2002-9, Cl. MS, 32.198%, 3/25/32(3)                                           512,661         95,488
Trust 2003-23, Cl. ES, 56.645%, 10/25/22(3)                                       2,692,164        160,884
Trust 2003-25, Cl. IK, 31.654%, 4/1/33(3)                                         6,989,540      1,707,679
Trust 2003-33, Cl. SP, 37.994%, 5/25/33(3)                                        1,223,683        183,369
Trust 2003-4, Cl. S, 33.945%, 2/25/33(3)                                            754,590        127,470

                      4 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
FHLMC/FNMA/FHLB/SPONSORED CONTINUED
Trust 2003-89, Cl. XS, 99.999%, 11/25/32(3)                                    $    541,278  $      15,184
Trust 2004-65, Cl. SA, 92.275%, 5/25/23(3)                                        1,403,173         62,933
Trust 2005-14, Cl. SE, 46.023%, 3/25/35(3)                                        2,858,652        486,574
Trust 2005-40, Cl. SB, 71.338%, 5/25/35(3)                                        2,203,808        473,174
Trust 2005-5, Cl. SD, 12.176%, 1/25/35(3)                                           995,488        166,997
Trust 2005-6, Cl. SE, 22.641%, 2/25/35(3)                                         3,811,648        658,191
Trust 2005-71, Cl. SA, 65.601%, 8/25/25(3)                                        2,020,941        303,401
Trust 2006-51, Cl. SA, 42.402%, 6/25/36(3)                                        3,386,272        489,258
Trust 2006-60, Cl. DI, 43.096%, 4/25/35(3)                                        2,538,237        331,342
Trust 2007-77, Cl. SB, 61.236%, 12/25/31(3)                                       3,380,776        114,435
Trust 2007-84, Cl. DS, 8/25/37(3)                                                 1,607,104        248,894
Trust 2007-88, Cl. XI, 34.611%, 6/25/37(3)                                        1,769,314        261,511
Trust 2008-46, Cl. EI, 12.159%, 6/25/38(3)                                        5,456,155        847,045
Trust 2008-55, Cl. SA, 26.528%, 7/25/38(3)                                        2,268,737        343,425
Trust 2009-8, Cl. BS, 19.647%, 2/25/24(3)                                         2,945,279        318,062
Trust 2010-95, Cl. DI, 8.888%, 11/1/20(3)                                         7,827,745        637,500
Trust 2011-84, Cl. IG, 5.555%, 8/1/13(3)                                          7,651,256        149,423
Trust 221, Cl. 2, 41.076%, 5/1/23(3)                                                994,100        215,698
Trust 252, Cl. 2, 40.111%, 11/1/23(3)                                               473,485        104,118
Trust 303, Cl. IO, 39.084%, 11/1/29(3)                                            3,884,128        830,339
Trust 319, Cl. 2, 24.772%, 2/1/32(3)                                                990,951        182,621
Trust 321, Cl. 2, 6.835%, 4/1/32(3)                                               1,335,378        250,420
Trust 324, Cl. 2, 2.482%, 7/1/32(3)                                                 578,489        106,567
Trust 328, Cl. 2, 0%, 12/1/32(3,6)                                                3,947,325        709,057
Trust 334, Cl. 12, 17.317%, 2/1/33(3)                                             2,064,064        372,023
Trust 339, Cl. 7, 0%, 7/1/33(3,6)                                                 1,830,680        284,588
Trust 351, Cl. 10, 15.566%, 4/1/34(3)                                             1,517,244        210,467
Trust 351, Cl. 8, 2.787%, 4/1/34(3)                                               1,362,782        192,930
Trust 356, Cl. 10, 0%, 6/1/35(3,6)                                                1,106,223        148,008
Trust 356, Cl. 12, 0%, 2/1/35(3,6)                                                  552,119         74,686
Trust 362, Cl. 13, 0.877%, 8/1/35(3)                                                923,758        128,627
Trust 364, Cl. 15, 0%, 9/1/35(3,6)                                                1,453,656        203,997
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed
 Security, Trust 327, Cl. 1, 10.915%, 9/1/32(7)                                     264,956        253,760
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series
 1995-2B, Cl. 2IO, 24.371%, 6/15/25(3)                                            4,891,212        126,740
                                                                                             -------------
                                                                                               659,371,304
GNMA/GUARANTEED--1.1%
Government National Mortgage Assn.:
2.375%, 5/9/17(5)                                                                    11,112         11,553
5%, 11/1/34                                                                         513,975        540,614
6.50%, 11/29/23-12/30/23                                                             65,158         75,253
7%, 1/29/28-2/8/30                                                                  389,406        466,254
7.50%, 3/2/22-11/29/26                                                              210,738        236,420
8%, 9/29/16-8/29/28                                                                  44,319         46,973

                      5 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
GNMA/GUARANTEED CONTINUED
8.50%, 8/1/17-12/15/17                                                         $    177,468  $     190,699
9.50%, 7/30/18-12/30/19                                                               6,035          6,073
10%, 8/29/17-8/30/19                                                                 48,595         49,944
10.50%, 12/30/15-12/30/20                                                           119,228        126,187
11%, 11/8/19-8/8/20                                                                 105,773        112,718
12%, 12/30/12-3/30/14                                                                 1,543          1,554
13.50%, 1/30/13                                                                         332            333
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
 Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8%, 9/16/29                                               3,783,684      4,482,866
Series 2000-12, Cl. ZA, 8%, 2/16/30                                                 923,405      1,112,920
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed
 Security:
Series 1998-19, Cl. SB, 67.927%, 7/16/28(3)                                         906,483        194,737
Series 1998-6, Cl. SA, 82.346%, 3/16/28(3)                                          548,014        121,251
Series 2007-17, Cl. AI, 22.033%, 4/16/37(3)                                       4,233,142        844,605
Series 2010-111, Cl. GI, 28.396%, 9/1/13(3)                                      33,306,574        662,841
Series 2011-52, Cl. HS, 9.436%, 4/16/41(3)                                        6,680,051      1,789,770
                                                                                             -------------
                                                                                                11,073,565
OTHER AGENCY--2.2%
NCUA Guaranteed Notes Trust 2010-C1, Gtd. Nts.:
Series 2010-C1, Cl. A1, 1.60%, 10/29/20                                           2,102,658      2,141,755
Series 2010-C1, Cl. A2, 2.90%, 10/29/20                                           4,345,000      4,645,040
Series 2010-C1, Cl. APT, 2.65%, 10/29/20                                          4,835,131      5,080,171
NCUA Guaranteed Notes Trust 2010-R1, Gtd. Nts., Series 2010-R1, Cl. 1A,
 0.691%, 10/7/205                                                                 3,997,248      4,005,362
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts.:
Series 2010-R3, Cl. 2A, 0.801%, 12/8/20(5)                                        3,210,042      3,223,589
Series 2010-R3, Cl. 3A, 2.40%, 12/8/20                                            3,007,882      3,080,733
                                                                                             -------------
                                                                                                22,176,650
NON-AGENCY--8.8%
COMMERCIAL--6.7%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through
 Certificates:
Series 2006-3, Cl. A4, 5.889%, 7/10/44                                            3,125,000      3,521,520
Series 2007-3, Cl. A4, 5.601%, 6/1/49(5)                                          2,035,000      2,275,735
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR2, Cl. 6A3,
 2.776%, 9/1/35(1,5)                                                              4,131,190      4,086,063
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed
 Pass-Through Certificates, Series 1997-CTL1, 0%, 6/15/24(2,3,6)                  5,290,278        258,695
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates,
 Series 2005-17, Cl. 1A8, 5.50%, 9/1/35                                           4,464,385      4,360,890
Citigroup Mortgage Loan Trust, Inc. 2006-AR1, Mtg.-Backed Pass-Through
 Certificates, Series 2006-AR1, Cl. 1A1, 2.53%, 10/25/35(5)                       5,948,097      4,920,560

                      6 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
COMMERCIAL CONTINUED
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial
 Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49      $  3,370,000  $   3,715,051
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through
 Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1,
 Cl. XPA, 4.856%, 9/1/20(1,3)                                                    23,017,390      1,603,576
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl.
 A, 0.841%, 5/1/35(2)                                                             6,750,000      6,741,765
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl.
 A4, 5.736%, 12/1/49                                                              5,040,000      5,521,902
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series
 2005-AR4, Cl. 6A1, 5.25%, 7/1/35                                                 1,376,833      1,340,536
Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial
 Mtg. Obligations, Series 2000-PH1, Cl. X, 50.224%, 1/17/34(1,3)                 12,974,648        159,095
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg.              3,590,000      3,999,678
Pass-Through Certificates:
Series 2007-CB18, Cl. A4, 5.44%, 6/1/47
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49(2)                                       801,677        811,410
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LD11, Commercial
 Mtg. Pass-Through Certificates, Series 2007-LD11, Cl. A4, 5.817%,
 6/1/49(5)                                                                        2,400,000      2,600,893
JPMorgan Chase Commercial Mortgage Securities Trust 2007-LDP11, Commercial
 Mtg. Pass-Through Certificates, Series 2007-LDP11, Cl. ASB, 5.817%,
 6/1/49(5)                                                                        2,345,228      2,532,104
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series
 2006-A7, Cl. 2A2, 2.714%, 1/1/37(5)                                                707,344        489,396
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through
 Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40                            4,635,000      5,273,610
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through
 Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24(2)                            202,742        181,034
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series
 2004-6, Cl. 10A1, 6%, 7/25/34                                                    1,814,351      1,878,403
Morgan Stanley Capital I Trust 2007-IQ16, Commercial Pass-Through
 Certificates, Series 2007-IQ16, Cl. A4, 5.809%, 12/1/49                          2,980,000      3,429,472
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl.
 A2, 3.50%, 3/1/42                                                                2,273,259      2,338,993
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg.
 Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48              1,145,000      1,269,695
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through
 Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35(5)                        3,348,749      3,105,385
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg.
 Pass-Through Certificates, Series 2011-C3,
 Cl. XA, 8.956%, 3/1/44(3)                                                       14,686,657      1,285,082
                                                                                             -------------
                                                                                                67,700,543

                      7 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
MORTGAGE-BACKED OBLIGATIONS CONTINUED
MULTIFAMILY--0.1%
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through
 Certificates, Series 2005-AR15, Cl. 1A2, 5.081%, 9/1/35(5)                    $  1,631,519  $   1,426,752
OTHER--0.4%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust
 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl.
 A4, 5.444%, 3/1/39                                                               3,590,000      3,929,022
RESIDENTIAL--1.6%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates,
 Series 2004-W8, Cl. A2, 1.199%, 5/25/34(5)                                       3,968,328      3,380,440
Argent Securities Trust 2006-M3, Asset-Backed Pass-Through Certificates,
 Series 2006-M3, Cl. A2B, 0.339%, 9/25/36(5)                                        926,550        299,224
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates,
 Series 2005-J4, Cl. A7, 5.50%, 11/1/35                                           2,878,202      2,868,377
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates,
 Series 2007-HY3, Cl. 1A1, 3.241%, 6/1/47(5)                                      3,033,718      2,202,228
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2,
 5.34%, 5/1/36(5)                                                                   812,266        623,913
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through
 Certificates, Series MLCC 2006-3, Cl. 2A1, 2.532%, 10/25/36(5)                   2,434,715      2,228,479
Merrill Lynch Mortgage Loans, Inc., Mtg. Pass-Through Certificates, Series
 2005-A1, Cl. 2A1, 2.551%, 12/25/34(5)                                              316,690        314,574
Popular ABS Mortgage Pass-Through Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3, 5.359%, 1/1/36(5)                            706,035         489,235
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates,
 Series 2006-QS13, Cl. 1A8, 6%, 9/25/36                                              21,214         13,458
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through
 Certificates, Series 2007-HY1, Cl. 4A1, 2.712%, 2/1/37(5)                        4,575,795      3,330,417
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through
 Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35                              964,340        975,899
                                                                                             -------------
                                                                                                16,726,244
                                                                                             -------------
Total Mortgage-Backed Obligations (Cost $753,627,794)                                          782,404,080
U.S. GOVERNMENT OBLIGATIONS--32.3%
Federal Home Loan Mortgage Corp. Nts.:
0.50%, 4/17/15                                                                   65,551,000     65,559,587
1.25%, 5/12/17                                                                    6,895,000      6,997,287
1.75%, 5/30/19                                                                   12,295,000     12,627,149
2.375%, 1/13/22                                                                   4,949,000      5,108,383
5.25%, 4/18/16                                                                   14,445,000     16,969,740
5.50%, 7/18/16                                                                    8,220,000      9,806,328
Federal National Mortgage Assn. Nts.:                                            60,038,000     59,950,695
0.50%, 5/27/15-7/2/15
1.125%, 4/27/17                                                                  40,165,000     40,494,393
4.375%, 10/15/15                                                                 12,656,000     14,245,290
5.375%, 6/12/17                                                                  14,397,000     17,508,321

                      8 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                                                PRINCIPAL
                                                                                  AMOUNT         VALUE
                                                                               ------------  -------------
U.S. GOVERNMENT OBLIGATIONS CONTINUED
U.S. Treasury Bills:
0.068%, 6/7/12                                                                 $ 40,000,000  $  39,999,529
0.075%, 6/14/12                                                                  29,000,000     28,999,236
0.103%, 9/20/12(8)                                                               10,000,000      9,997,460
                                                                                             -------------
Total U.S. Government Obligations (Cost $323,644,572)                                          328,263,398
SHORT-TERM NOTES--22.7%
Federal Home Loan Bank:
0.01%, 6/1/12                                                                    23,075,000     23,075,000
0.05%, 6/27/12                                                                    7,000,000      6,999,747
0.07%, 6/13/12                                                                   12,000,000     11,999,680
0.09%, 6/20/12                                                                   25,000,000     24,998,813
0.09%, 6/8/12                                                                    36,000,000     35,999,354
0.10%, 6/6/12                                                                    30,000,000     29,999,604
0.10%, 6/22/12                                                                   20,900,000     20,898,783
Federal Home Loan Mortgage Corp.:                                                45,000,000     44,998,194
0.09%, 6/18/12
0.09%, 6/4/12                                                                    32,000,000     31,999,760
                                                                                             -------------
Total Short-Term Notes (Cost $230,968,935)                                                     230,968,935

                                                    EXPIRATION    STRIKE
                                                       DATE        PRICE     CONTRACTS    VALUE
                                                    ----------   ---------   ---------   --------
OPTIONS PURCHASED--0.0%
Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put(9)           7/16/12    $  99.250          54      4,388
Euro$ 1 yr. MID-CRV Futures, 9/16/13 Put(9)           9/17/12       99.250          54      7,425
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Call(9)   6/25/12      135.000         147     50,531
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Call(9)   6/25/12      135.500          54     11,813
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Call(9)   6/25/12      137.000         196     12,250
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)     6/4/12      131.500          12        188
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)     6/4/12      132.000           5         78
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)     6/4/12      133.500          55      6,875
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)    6/11/12      131.500          22        344
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)    6/11/12      132.000          27        844
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)    6/11/12      133.000          27      4,219
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)    6/11/12      133.000          27     10,547
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)    6/25/12      128.500         200      3,125

                      9 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                                    EXPIRATION    STRIKE
                                                       DATE        PRICE     CONTRACTS    VALUE
                                                    ----------   ---------   ---------   --------
OPTIONS PURCHASED CONTINUED
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)     6/25/12   $ 131.500        124    $ 15,500
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)     6/25/12     132.000        127      23,813
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)     8/27/12     128.000         19       2,969
U.S. Treasury Nts., 10 yr. Futures, 9/19/12 Put(9)     8/27/12     130.000         19       5,938
                                                                                         --------
Total Options Purchased (Cost $112,271)                                                   160,847

                                                         SWAPTION                     NOTIONAL
                                                      EXPIRATION DATE                  AMOUNT
                                                      ---------------                -----------
SWAPTIONS PURCHASED--0.0%
Goldman Sachs Group, Inc. (The), Swap
 Counterparty, Interest Rate Swaption
 (European); Swap Terms: Paid: 1.945%;
 Received: Three-Month USD BBA LIBOR;
 Termination Date: 10/2/19(9) (Cost $35,310)                  10/1/12                $ 2,200,000              5,311
Total Investments, at Value (Cost $1,320,521,302)                            133.2%                   1,353,948,953
Liabilities in Excess of Other Assets                                        (33.2)                    (337,759,053)
                                                                        ----------                  ---------------
Net Assets                                                                   100.0%                 $ 1,016,189,900
                                                                        ==========                  ===============

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,666,058 or 1.44% of the Fund's net assets as of May 31, 2012.

2. Restricted security. The aggregate value of restricted securities as of May 31, 2012 was $8,669,338, which represents 0.85% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                                                                                                                   UNREALIZED
                                                                      ACQUISITION                                 APPRECIATION
SECURITY                                                                 DATES          COST           VALUE      (DEPRECIATION)
--------                                                            ---------------   -----------   -----------   --------------
Capital Lease Funding Securitization LP, Interest-Only
 Corporate-Backed Pass-Through Certificates, Series 1997-CTL1,
 0%, 6/15/24                                                        4/21/97-6/21/97   $   861,796   $   258,695   $    (603,101)
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series
 2012-C1, Cl. A, 0.841%, 5/1/35                                             5/10/12     6,750,000     6,741,765          (8,235)
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial
 Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2,
 5.187%, 1/1/49                                                             7/14/10       791,656       811,410          19,754
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through
 Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24                       1/28/02       194,537       181,034         (13,503)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile
 Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17            2/4/11-4/14/11       678,863       676,434          (2,429)
                                                                                      -----------   -----------   -------------
                                                                                      $ 9,276,852   $ 8,669,338   $    (607,514)
                                                                                      ===========   ===========   =============

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $28,945,693 or 2.85% of the Fund's net assets as of May 31, 2012.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 31, 2012. See accompanying Notes.

                     10 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

5. Represents the current interest rate for a variable or increasing rate security.

6. The current amortization rate of the security's cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $253,760 or 0.02% of the Fund's net assets as of May 31, 2012.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,499,125. See accompanying Notes.

9.   Non-income producing security.

FUTURES CONTRACTS AS OF MAY 31, 2012 ARE AS FOLLOWS:

                                                                               UNREALIZED
                                        NUMBER OF  EXPIRATION                 APPRECIATION
CONTRACT DESCRIPTION          BUY/SELL  CONTRACTS     DATE         VALUE      (DEPRECIATION)
--------------------------    --------  ---------  ----------  -------------  -------------
U.S. Treasury Long Bonds           Buy        186    9/19/12   $  27,847,688  $   456,299
U.S. Treasury Nts., 2 yr.         Sell        875    9/28/12     192,855,469     (115,331)
U.S. Treasury Nts., 5 yr.         Sell        209    9/28/12      25,955,188      (98,833)
U.S. Treasury Nts., 10 yr.         Buy        779    9/19/12     104,337,313      706,473
U.S. Treasury Ultra Bonds          Buy        495    9/19/12      83,655,000    2,320,831
                                                                              -----------
                                                                              $ 3,269,439
                                                                              ===========

WRITTEN OPTIONS AS OF MAY 31, 2012 ARE AS FOLLOWS:

                                                                                                             UNREALIZED
                                                   NUMBER OF  EXERCISE   EXPIRATION  PREMIUMS                APPRECIATION/
DESCRIPTION                                  TYPE  CONTRACTS   PRICE       DATE      RECEIVED    VALUE      (DEPRECIATION)
-------------------------------------------  ----  ---------  ---------  ----------  ---------  ---------   ---------------
U.S. Treasury Nts., 10 yr. Futures, 9/19/12   Put        296  $ 129.500     6/25/12  $   8,842  $  (9,250)  $          (408)
U.S. Treasury Nts., 10 yr. Futures, 9/19/12   Put        182    131.000     6/25/12     14,606    (14,219)              387
U.S. Treasury Nts., 10 yr. Futures, 9/19/12   Put        110    130.000     6/25/12      4,984     (5,156)             (172)
U.S. Treasury Nts., 10 yr. Futures, 9/19/12   Put         81    133.000      6/4/12      2,351     (3,797)           (1,446)
U.S. Treasury Nts., 10 yr. Futures, 9/19/12   Put         43    132.500     6/11/12      2,609     (3,359)             (750)
U.S. Treasury Nts., 10 yr. Futures, 9/19/12   Put         36    130.500     6/25/12      1,485     (2,250)             (765)
U.S. Treasury Nts., 10 yr. Futures, 9/19/12   Put         11    131.000      6/4/12        324       (172)              152
U.S. Treasury Nts., 10 yr. Futures, 9/19/12   Put         38    129.000     8/27/12      6,479     (8,313)           (1,834)
U.S. Treasury Nts., 10 yr. Futures, 9/19/12  Call        447    136.000     6/25/12     31,791    (62,859)          (31,068)
U.S. Treasury Nts., 10 yr. Futures, 9/19/12  Call         49    136.500     6/25/12      3,761     (4,594)             (833)
                                                                                     ---------  ---------   ---------------
                                                                                     $  77,232  $(113,969)  $       (36,737)
                                                                                     =========  =========   ===============

AS OF MAY 31, 2012, THE FUND HAD ENTERED INTO THE FOLLOWING WRITTEN SWAPTION
CONTRACT:

                                                          UNDERLYING
                                                           SWAP TYPE     NOTIONAL   SWAPTION
REFERENCE ENTITY /                    SWAPTION             FROM FUND      AMOUNT   EXPIRATION   PREMIUM             UNREALIZED
SWAPTION COUNTERPARTY                DESCRIPTION          PERSPECTIVE     (000'S)     DATE     RECEIVED   VALUE    APPRECIATION
-------------------------  -----------------------------  -------------  --------  ----------  --------  --------  ------------
THREE-MONTH USD BBA LIBOR
                           Interest Rate Swaption
                           (European); Swap Terms: Paid:
                           Three-Month USD BBA LIBOR;
                           Received:
Goldman Sachs Group, Inc.  1.115%; Termination            Interest Rate
 (The)                     Date: 10/2/15                  Pay Floating   $  6,470     10/1/12  $ 23,454  $ (4,069) $     19,385

Abbreviations/Definitions are as follows:

BBA LIBOR   British Bankers' Association London-Interbank Offered Rate

                     11 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 31, 2012, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                           WHEN-ISSUED OR DELAYED DELIVERY
                                 BASIS TRANSACTIONS
                           -------------------------------
Purchased securities             $     357,357,827
Sold securities                         15,116,566

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund's market value of investments relative to its net assets which can incrementally increase the volatility of the Fund's performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

SECURITIES VALUATION

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund's Board has adopted procedures for the valuation of the Fund's securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a "fair valuation" for any security for which market quotations are not "readily available." The Valuation Committee's fair valuation determinations are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

                     12 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund's assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

SECURITY TYPE                                            STANDARD INPUTS GENERALLY CONSIDERED BY THIRD-PARTY PRICING VENDORS
------------------------------------------               --------------------------------------------------------------------
Corporate debt, government debt, municipal,              Reported trade data, broker-dealer price quotations,
mortgage-backed and                                      benchmark yields, issuer spreads on comparable securities,
asset-backed securities                                  the credit quality, yield, maturity, and other appropriate factors.
Loans                                                    Information obtained from market participants regarding
                                                         reported trade data and broker-dealer price quotations.
Event-linked bonds                                       Information obtained from market participants regarding
                                                         reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the "good faith" opinion of the Manager, the market value or price obtained does not constitute a "readily available market quotation," or a significant event has occurred that would materially affect the value of the security the security is fair valued either
(i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund's Board or (ii) as determined in good faith by the Manager's Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when

                     13 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund's Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of May 31, 2012 based on valuation input level:

                                                                               LEVEL 3--
                                           LEVEL 1--         LEVEL 2--        SIGNIFICANT
                                          UNADJUSTED     OTHER SIGNIFICANT   UNOBSERVABLE
                                         QUOTED PRICES   OBSERVABLE INPUTS      INPUTS           VALUE
                                         -------------   -----------------   ------------   ---------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Asset-Backed Securities                  $          --   $      12,146,382   $         --   $    12,146,382
Mortgage-Backed Obligations                         --         782,404,080             --       782,404,080
U.S. Government Obligations                         --         328,263,398             --       328,263,398
Short-Term Notes                                    --         230,968,935             --       230,968,935
Options Purchased                              160,847                  --             --           160,847
Swaptions Purchased                                 --               5,311             --             5,311
                                         -------------   -----------------   ------------   ---------------
Total Investments, at Value                    160,847       1,353,788,106             --     1,353,948,953
OTHER FINANCIAL INSTRUMENTS:
Futures margins                                750,682                  --             --           750,682
                                         -------------   -----------------   ------------   ---------------
Total Assets                             $     911,529   $   1,353,788,106   $         --   $ 1,354,699,635
                                         -------------   -----------------   ------------   ---------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Appreciated options written, at value    $     (14,391)  $              --   $         --   $      (14,391)
Depreciated options written, at value          (99,578)                 --             --          (99,578)
Appreciated swaption written, at vlaue              --              (4,069)            --           (4,069)
Futures margins                                (51,258)                 --             --          (51,258)
                                         -------------   -----------------   ------------   ---------------
Total Liabilities                        $    (165,227)  $         (4,069)   $         --   $     (169,296)
                                         -------------   -----------------   ------------   ---------------

                     14 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

     COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

     CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

     EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

     FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

     INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

     VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

                     15 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

     COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of May 31, 2012, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $5,311, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund's International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $1,242 as of May 31, 2012. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

     As of May 31, 2012 the Fund has not required certain counterparties to post collateral.

     CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

                     16 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $173,801,683 and $198,616,504 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $13,102 and $46,117 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

                     17 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $11,147 and $31,510 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended May 31, 2012 was as follows:

                                                 CALL OPTIONS             PUT OPTIONS
                                            ----------------------   ------------------------
                                             NUMBER OF   AMOUNT OF   NUMBER OF     AMOUNT OF
                                             CONTRACTS    PREMIUMS   CONTRACTS     PREMIUMS
                                            ----------   ---------   ---------   ------------
Options outstanding as of August 31, 2011           --   $      --          --   $         --
Options written                                  2,842     329,988      11,253      1,146,292
Options closed or expired                       (2,346)   (294,436)    (10,456)    (1,104,612)
                                            ----------   ---------   ---------   ------------
Options outstanding as of May 31, 2012             496   $  35,552         797   $     41,680
                                            ==========   =========   =========   ============

SWAPTION TRANSACTIONS

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

During the period ended May 31, 2012, the Fund had an ending monthly average market value of $5,954 and $3,527 on purchased and written swaptions, respectively.

Written swaption activity for the period ended May 31, 2012 was as follows:

                     18 | OPPENHEIMER U.S. GOVERNMENT TRUST

Oppenheimer U.S. Government Trust
STATEMENT OF INVESTMENTS May 31, 2012 (Unaudited)

                                              CALL SWAPTIONS
                                          ----------------------
                                           NOTIONAL    AMOUNT OF
                                            AMOUNT     PREMIUMS
                                          -----------  ---------
Swaptions outstanding as of
 August 31, 2011                          $        --  $      --
Swaptions written                           6,470,000     23,454
                                          ----------------------
Swaptions outstanding as of
May 31, 2012                              $ 6,470,000  $ 23,454
                                          ======================

RESTRICTED SECURITIES

As of May 31, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2012 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities            $ 1,320,624,320
Federal tax cost of other investments          (6,340,781)
                                          ---------------
Total federal tax cost                    $ 1,314,283,539
                                          ===============
Gross unrealized appreciation             $    44,861,673
Gross unrealized depreciation                  (8,284,953)
                                          ---------------
Net unrealized appreciation               $    36,576,720
                                          ===============

                     19 | Oppenheimer U.S. Government Trust

ITEM 2. CONTROLS AND PROCEDURES.

      (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the
            registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

      (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer U.S. Government Trust

By: /s/ William F. Glavin, Jr.
    ------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 7/10/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ William F. Glavin, Jr.
    ------------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date:    7/10/2012

By: /s/ Brian W. Wixted
    ------------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 7/10/2012